UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-4428

Dreyfus U.S. Treasury Intermediate Term Fund
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	6/30/10

FORM N-CSR

Item 1.      Reports to Stockholders.

Dreyfus
U.S. Treasury
Intermediate Term Fund

SEMIANNUAL REPORT June 30, 2010

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
9	Statement of Options Written
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus U.S. Treasury
Intermediate Term Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus U.S. Treasury Intermediate Term Fund, covering the six-month period from January 1, 2010, through June 30, 2010.

After posting solid gains over the first quarter of 2010, the financial markets encountered renewed volatility in the second quarter, which caused some of the bond market’s higher yielding sectors to erase their previous gains and end the reporting period lower than where they began. Conversely, traditional safe havens such as U.S.Treasury securities gained value as investors became more risk-averse.

The second-quarter swoon occurred despite continued U.S. economic growth, as manufacturing activity improved and unemployment began to moderate in a recovery that has so far proved sustainable but milder than historical averages. Indeed, many of the headlines that spooked investors emanated from overseas markets, including a sovereign debt crisis in Europe.

Despite recent headlines about the current state of the U.S. economy, we still believe that it is unlikely that we’ll encounter a “double-dip” recession. Instead, we expect current financial strains to ease and the domestic economy to expand at a moderate pace over the second half of the year. However, we currently see a number of downside risks that could result in volatility over the short term, which is why we still believe that a long-term investment focus with an emphasis on higher quality bonds may be advisable for many investors. As always, your financial advisor can help you assess both the risks and opportunities provided by the financial markets in this investment climate.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2010, through June 30, 2010, as provided by Robert Bayston, Portfolio Manager

Fund and Market Performance Overview

For the six-month period ended June 30, 2010, Dreyfus U.S.Treasury Intermediate Term Fund achieved a total return of 4.57%.1 In comparison, the fund’s benchmark, the BofA Merrill Lynch Governments, U.S.Treasury Intermediate Term Index (the “Index”), achieved a total return of 4.70% for the same period.2

U.S. Treasury securities rallied late in the reporting period when investors began to question the sustainability of the global economic recovery, sparking a “flight to quality” that boosted demand for traditional safe havens. The fund produced a return that approximated that of its benchmark, as tactical adjustments in its average duration, a focus on intermediate-term securities and certain options strategies helped the fund participate in the market rally while cushioning heightened market volatility.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income.

As a U.S.Treasury securities fund, the fund invests in U.S.Treasury bills, notes and other securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.The fund may also invest in options and futures and enter into repurchase agreements with securities dealers that are backed by U.S.Treasuries.

Because U.S. Treasury bills and notes are backed by the full faith and credit of the U.S. government, they are generally considered among the highest-quality investments available. By investing in these obligations, the fund seeks to maintain a high degree of credit safety. Of course, the market value of the fund’s securities and the value of fund shares are not insured or guaranteed by the U.S. government. The fund maintains a dollar-weighted average maturity between three and 10 years.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Uncertainty Boosted U.S. Treasury Securities

An economic recovery persisted during the first quarter of 2010 as manufacturing activity increased, housing prices appeared to bottom and the labor market showed early evidence of improvement.The economic rebound was sparked, in part, by historically low short-term interest rates from the Federal Reserve Board and a massive U.S. government stimulus program. Improving economic conditions helped lift the prices of higher yielding bonds, including corporate and mortgage-backed securities. In contrast, U.S. Treasury securities lagged market averages as investors favored riskier investments.

Relative weakness among U.S. Treasury securities proved temporary, however, when a number of new global developments brought the economic recovery into question.A sovereign debt crisis roiled Europe when Greece found itself unable to finance a heavy debt burden, requiring intervention from the International Monetary Fund and the European Union. Meanwhile, surging property values in China kindled local inflation fears, and investors grew concerned that higher short-term interest rates and other remedial measures might constrain regional growth.The United States also encountered greater economic uncertainty when retail sales, employment and housing data sent mixed signals regarding the strength of the economic recovery.These developments caused investors to flock toward traditional safe havens during the second quarter of 2010, and traditionally defensive U.S.Treasury securities generally rallied.

Fund Strategies Helped Cushion Volatility

In this changing market environment, we implemented tactical adjustments to the fund’s duration management strategy that were intended to cushion the effects of short-term market volatility while enabling the fund to participate in opportunities for incrementally higher yields and potential capital appreciation.A shift from a neutral duration posture to a longer-than-average position in March proved to be somewhat early, detracting from relative performance during the month before benefiting the fund in April.While a shorter-than-average duration position in May and June helped cushion market volatility, it prevented the fund from participating more fully in the ensuing rally.

Our yield curve strategy generally produced positive contributions to the fund’s performance, as overweighted exposure to the “belly” of the intermediate-term spectrum helped the fund benefit from narrowing yield differences in the two- to 10-year maturity range. Finally, we employed various options strategies during the reporting period, which generally proved effective in managing heightened interest-rate volatility.

Preparing for New Opportunities

As of the reporting period’s end, we believe that the U.S. economy is unlikely to fall into another recession, but the continued expansion probably will remain slower and choppier than most previous recoveries. While mixed economic signals could lead to continued market volatility over the near term, we expect short-term yields to remain anchored by a historically low federal funds rate and long-term yields to decline in response to robust demand from risk-averse investors.To seek to capture the benefits of this likely trend, we are prepared to increase the fund’s average duration should valuations moderate toward more attractive levels. In our judgment, these are prudent strategies in today’s uncertain economic climate.

July 15, 2010

The fund is subject mainly to interest rate risks. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figure provided reflects the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: FactSet — Reflects reinvestment of dividends and, where applicable, capital gain
distributions.The BofA Merrill Lynch Governments, U.S.Treasury, Intermediate Term Index is
an unmanaged performance benchmark for Treasury securities with maturities of 1-10 years; issues in the index must have par amounts outstanding greater than or equal to $1 billion. Investors cannot invest directly in any index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus U.S.Treasury Intermediate Term Fund from January 1, 2010 to June 30, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2010

Expenses paid per $1,000†	$3.30
Ending value (after expenses)	$1,045.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2010

Expenses paid per $1,000†	$3.26
Ending value (after expenses)	$1,021.57

† Expenses are equal to the fund’s annualized expense ratio of .65%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2010 (Unaudited)

	Coupon	Maturity	Principal
Bonds and Notes—98.9%	Rate (%)	Date	Amount ($)	Value ($)
U.S. Government Agencies—.0%
Small Business Administration,
Gov’t Gtd. Notes, Ser. 10-A	6.64	2/10/11	12,951	13,334
U.S. Government Agencies/
Mortgage-Backed—.1%
Federal Home Loan Mortgage Corp.
7.50%, 11/1/29			9,057 [a]	10,376
Federal National Mortgage Association
7.00%, 3/1/12			5,874 [a]	6,197
Government National Mortgage Association I:
6.00%, 1/15/33			62,989	69,559
6.50%, 5/15/26			29,020	32,236
				118,368
U.S. Treasury Notes—98.8%
1.50%, 12/31/13			5,805,000	5,854,888
1.75%, 1/31/14			12,595,000	12,799,669
1.88%, 4/30/14			4,645,000	4,729,553
2.63%, 7/31/14			7,975,000 [b]	8,334,497
2.63%, 2/29/16			6,350,000	6,534,055
2.75%, 10/31/13			5,970,000 [b]	6,283,890
2.75%, 11/30/16			8,130,000	8,336,429
2.75%, 2/15/19			3,975,000	3,960,714
3.00%, 2/28/17			7,755,000	8,051,869
3.38%, 7/31/13			3,795,000	4,069,545
3.63%, 8/15/19			2,415,000	2,554,051
3.75%, 11/15/18			960,000	1,034,550
3.88%, 5/15/18			1,270,000	1,388,269
4.00%, 2/15/15			7,080,000	7,815,102
4.25%, 11/15/13			7,915,000	8,730,000
4.38%, 8/15/12			5,950,000	6,427,398
4.50%, 4/30/12			12,810,000	13,739,225
4.50%, 11/15/15			9,475,000	10,758,569
4.63%, 10/31/11			6,885,000	7,270,133
4.75%, 8/15/17			2,415,000	2,792,532
				131,464,938
Total Bonds and Notes
(cost $127,800,545)				131,596,640

The Fund	7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

	Principal
Short-Term Investments—.6%	Amount ($)	Value ($)
U.S. Treasury Bills;
0.14%, 7/22/10
(cost $829,930)	830,000 [c]	829,941

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $205,000)	205,000 [d]	205,000

Investment of Cash Collateral
for Securities Loaned—.5%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $621,360)	621,360 [d]	621,360
Total Investments (cost $129,456,835)	100.1%	133,252,941
Liabilities, Less Cash and Receivables	(.1%)	(135,649)
Net Assets	100.0%	133,117,292

a On September 7, 2008, the Federal Housing Finance Agency (“FHFA”) placed Federal National Mortgage
Association and Federal Home Loan Mortgage Corporation into conservatorship with FHFA as the conservator.
As such, the FHFA will oversee the continuing affairs of these companies.
b Security, or portion thereof, on loan. At June 30, 2010, the total market value of the fund’s securities on loan is
$604,665 and the total market value of the collateral held by the fund is $621,360.
c Held by a broker as collateral for open financial options positions.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†
	Value (%)	Value (%)
U.S. Government & Agencies	98.9	Short-Term/Money Market Investments 1.2
		100.1
† Based on net assets.
See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN
June 30, 2010 (Unaudited)

	Face Amount
	Covered by
	Contracts ($)	Value ($)
Call Options:
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	2,285,000 [a]	(227,552)
10-Year USD LIBOR-BBA,
December 2012 @ 4.61	2,500,000 [a]	(224,839)
Put Options:
10-Year USD LIBOR-BBA,
February 2011 @ 5.36	3,385,000 [a]	(3,275)
10-Year USD LIBOR-BBA,
November 2012 @ 4.76	2,285,000 [a]	(64,955)
10-Year USD LIBOR-BBA,
December 2012 @ 4.61	2,500,000 [a]	(82,065)
(Premiums received $688,789)		(602,686)

BBA—British Bankers Association
LIBOR—London Interbank Offered Rate
USD—US Dollar
a Non-income producing security.
See notes to financial statements.

The Fund	9

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $604,665)—Note 1(b):
Unaffiliated issuers	128,630,475	132,426,581
Affiliated issuers	826,360	826,360
Cash		31,412
Receivable for investment securities sold		1,472,936
Dividends and interest receivable		1,008,159
Receivable for shares of Beneficial Interest subscribed		184,270
Prepaid expenses		15,831
		135,965,549
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		40,005
Payable for investment securities purchased		1,337,439
Liability for securities on loan—Note 1(b)		621,360
Outstanding options written, at value (premiums received
$688,789)—See Statement of Options Written—Note 4		602,686
Payable for shares of Beneficial Interest redeemed		149,108
Accrued expenses		97,659
		2,848,257
Net Assets ($)		133,117,292
Composition of Net Assets ($):
Paid-in capital		131,634,411
Accumulated distributions in excess of investment income—net		(399,620)
Accumulated net realized gain (loss) on investments		(1,999,708)
Accumulated net unrealized appreciation (depreciation)
on investments and options transactions		3,882,209
Net Assets ($)		133,117,292
Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		9,779,415
Net Asset Value, offering and redemption price per share ($)		13.61

See notes to financial statements.

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2010 (Unaudited)

Investment Income ($):
Income:
Interest	1,439,946
Income from securities lending—Note 1(b)	3,956
Dividends;
Affiliated issuers	214
Total Income	1,444,116
Expenses:
Management fee—Note 3(a)	396,050
Shareholder servicing costs—Note 3(b)	183,058
Professional fees	30,766
Registration fees	15,741
Prospectus and shareholders’ reports	7,862
Trustees’ fees and expenses—Note 3(c)	6,263
Custodian fees—Note 3(b)	4,230
Loan commitment fees—Note 2	2,887
Miscellaneous	8,451
Total Expenses	655,308
Less—reduction in management fee due to undertaking—Note 3(a)	(223,089)
Less—reduction in fees due to earnings credits—Note 1(b)	(278)
Net Expenses	431,941
Investment Income—Net	1,012,175
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(162,083)
Net realized gain (loss) on options transactions	109,087
Net realized gain (loss) on financial futures	(3,162)
Net Realized Gain (Loss)	(56,158)
Net unrealized appreciation (depreciation) on investments	4,923,360
Net unrealized appreciation (depreciation) on options transactions	40,326
Net Unrealized Appreciation (Depreciation)	4,963,686
Net Realized and Unrealized Gain (Loss) on Investments	4,907,528
Net Increase in Net Assets Resulting from Operations	5,919,703

See notes to financial statements.

The Fund	11

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations ($):
Investment income—net	1,012,175	3,217,649
Net realized gain (loss) on investments	(56,158)	6,140,612
Net unrealized appreciation
(depreciation) on investments	4,963,686	(11,798,783)
Net Increase (Decrease) in Net Assets
Resulting from Operations	5,919,703	(2,440,522)
Dividends to Shareholders from ($):
Investment income—net	(1,686,304)	(5,722,723)
Beneficial Interest Transactions ($):
Net proceeds from shares sold	13,995,585	37,895,860
Dividends reinvested	1,336,160	4,582,740
Cost of shares redeemed	(22,413,877)	(141,694,987)
Increase (Decrease) in Net Assets from
Beneficial Interest Transactions	(7,082,132)	(99,216,387)
Total Increase (Decrease) in Net Assets	(2,848,733)	(107,379,632)
Net Assets ($):
Beginning of Period	135,966,025	243,345,657
End of Period	133,117,292	135,966,025
Undistributed (distributions in excess of)
investment income—net	(399,620)	274,509
Capital Share Transactions (Shares):
Shares sold	1,046,751	2,820,020
Shares issued for dividends reinvested	99,791	342,385
Shares redeemed	(1,683,375)	(10,560,738)
Net Increase (Decrease) in Shares Outstanding	(536,833)	(7,398,333)

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2010			Year Ended December 31,
	(Unaudited)	2009	2008	2007	2006	2005
Per Share Data ($):
Net asset value,
beginning of period	13.18	13.74	12.88	12.41	12.50	12.65
Investment Operations:
Investment income—net[a]	.10	.24	.39	.51	.47	.34
Net realized and unrealized
gain (loss) on investments	.50	(.39)	1.01	.48	(.09)	(.05)
Total from Investment Operations	.60	(.15)	1.40	.99	.38	.29
Distributions:
Dividends from
investment income—net	(.17)	(.41)	(.54)	(.52)	(.47)	(.44)
Net asset value, end of period	13.61	13.18	13.74	12.88	12.41	12.50
Total Return (%)	4.57[b]	(1.06)	11.11†	8.22	3.09	2.32
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.99[c]	.91	.90	.93	.92	.90
Ratio of net expenses
to average net assets	.65[c]	.65	.65	.65	.65	.65
Ratio of net investment income
to average net assets	1.53[c]	1.79	2.97	4.10	3.83	2.65
Portfolio Turnover Rate	58.37[b]	176.33	132.58	288.09	246.50	198.10
Net Assets, end of period
($ x 1,000)	133,117	135,966	243,346	194,675	191,094	177,337

†	The impact of the payment from the Manager on the fund’s total return was less than .01%.
a	Based on average shares outstanding at each month end.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund	13

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1— Significant Accounting Policies:

Dreyfus U.S.Treasury IntermediateTerm Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective seeks to maximize total return, consisting of capital appreciation and current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities.Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities, excluding short-term investments (other than U.S.Treasury Bills), financial futures and options transactions, are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Restricted securities, as well as securities or other assets for which recent market quotations are not readily available, that are not valued by a pricing service approved by the Board of Trustees, or are determined by the fund not to reflect accurately fair value, are valued at fair value as determined in good faith under the direction of the Board of Trustees.The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value. Registered investment companies that are not traded on an exchange are valued at their net asset value. Financial futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Options traded over-the-counter are valued at the mean between the bid and asked price.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	15

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for
identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of June 30, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Mutual Funds	826,360	—	—	826,360
U.S. Government
Agencies/
Mortgage-Backed	—	131,702	—	131,702
U.S. Treasury	—	132,294,879	—	132,294,879
Liabilities ($)
Other Financial
Instruments:
Written Options	—	(602,686)	—	(602,686)

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund.The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including, where applicable, accretion of discount and amortization of premium on investments is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of

The Fund	17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2010, The Bank of NewYork Mellon earned $2,130 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2009 ($)	Purchases ($)	Sales ($) 6/30/2010 ($)		Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	188,000	13,306,000	13,289,000	205,000.1
Dreyfus
Institutional
Cash
Advantage
Fund	41,706,799	34,508,274	75,593,713	621,360.5
Total	41,894,799	47,814,274	88,882,713	826,360.6

(d) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $639,887 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2009. If not applied, the carryover expires in fiscal 2014.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2009 was as follows: ordinary income $5,722,723. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended on June 30, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from January 1, 2010 through June 30, 2010 to reduce the management fee paid by the fund, to the extent that, the fund’s aggregate annual expenses (exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses) do not exceed an annual rate of .65% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $223,089 during the period ended June 30, 2010.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended June 30, 2010, the fund was charged $64,995 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 2010, the fund was charged $57,937 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended June 30, 2010, the fund was charged $4,042 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $278.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2010, the fund was charged $4,230 pursuant to the custody agreement.

During the period ended June 30, 2010, the fund was charged $2,742 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $64,950, custodian fees $5,175, chief compliance officer fees $4,113 and transfer agency per account fees $3,200, which are offset against an expense reimbursement currently in effect in the amount of $37,433.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, financial futures and options transactions during the period ended June 30, 2010, amounted to $75,245,926 and $78,731,862, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

related contingent features in derivative agreements. The disclosure requirements distinguish between derivatives, which are accounted for as “hedges” and those that do not qualify for hedge accounting. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of Operations, they do not qualify for such accounting. Accordingly, even though a fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of this disclosure.

Futures Contracts: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments.The fund invests in financial futures contracts in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a broker, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. Futures contracts are valued daily at the last sales price established by the Board of Trade or exchange upon which they are traded. When the contracts are closed, the fund recognizes a realized gain or loss. There is minimal counterparty credit risk to the fund with futures since futures are exchange traded, and the exchange’s clearinghouse guarantees the futures against default. At June 30, 2010, there were no financial futures contracts outstanding.

Options:The fund may purchase and write (sell) put and call options to hedge against changes in interest rates or as a substitute for an invest-ment.The fund is subject to interest rate risk in the course of pursuing its investment objectives through its investments in options contracts.A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying security or securities at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss, if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.There is a risk of loss from a change in value of such options which may exceed the related premiums received. One risk of holding a put or a call option is that if the option is not sold or exercised prior to its expiration, it becomes worthless. However, this risk is limited to the premium paid by the fund. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following summarizes the fund’s call/put options written for the period ended June 30, 2010:

	Face Amount		Options Terminated
	Covered by	Premiums		Net Realized
Options Written:	Contracts ($)	Received ($)	Cost ($)	Gain ($)
Contracts outstanding
December 31, 2009	18,810,000	1,257,556
Contracts written	42,838,000	217,591
Contracts terminated:
Contracts closed	29,540,000	739,376	693,738	45,638
Contracts expired	19,153,000	46,982	—	46,982
Total contracts
terminated	48,693,000	786,358	693,738	92,620
Contracts Outstanding
June 30, 2010	12,955,000	688,789

At June 30, 2010, accumulated gross unrealized appreciation on investments was $3,796,106.

At June 30, 2010, the cost of investments for federal income tax purposes was substantially the same at the cost for financial reporting purposes (see the Statement of Investment).

For More Information

Telephone 1-800-645-6561
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and       Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)    Not applicable.

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)    Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus U.S Treasury Intermediate Term Fund

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 23, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak , President
Date:	August 23, 2010

By: /s/ James Windels
James Windels, Treasurer
Date:	August 23, 2010

EXHIBIT INDEX

(a)(2)    Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)